                                                                    EXHIBIT 99.3

                              LETTER OF TRANSMITTAL

                                       FOR

          OFFER TO EXCHANGE 5.75% NOTES DUE 2010 (CUSIP NO. 866677AD9)
                 FOR 5.75% NOTES DUE 2010 (CUSIP NO. 866677AC1)

                                       OF
                            SUN COMMUNITIES OPERATING
                               LIMITED PARTNERSHIP

                           PURSUANT TO THE PROSPECTUS
                               DATED _______, 2003

================================================================================
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______, 2003, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
================================================================================

                  The Exchange Agent for the Exchange Offer is:

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                         FOR INFORMATION: (800) 735-7777


           BY FACSIMILE:                                 BY MAIL:



 (FOR ELIGIBLE INSTITUTIONS ONLY)              DB SERVICES TENNESSEE, INC.
          (615) 835-3701                           REORGANIZATION UNIT
      CONFIRM BY TELEPHONE:                         P.O. BOX 292737
          (615) 835-3572                        NASHVILLE, TN 37229-2737
      CONTACT: KARL SHEPHERD


   BY OVERNIGHT MAIL OR COURIER:                         BY HAND:


   DB SERVICES TENNESSEE, INC.         DEUTSCHE BANK TRUST COMPANY AMERICAS
CORPORATE TRUST & AGENCY SERVICES  C/O THE DEPOSITORY TRUST CLEARING CORPORATION
       REORGANIZATION UNIT                   55 WATER STREET, 1ST FLOOR
     648 GRASSMERE PARK ROAD                  JEANETTE PARK ENTRANCE
       NASHVILLE, TN 37211                      NEW YORK, NY 10041
       ATTN: KARL SHEPHERD
      CONFIRM BY TELEPHONE:
         (615) 835-3572



        DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF UNREGISTERED NOTES (AS DEFINED BELOW).

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

        This Letter of Transmittal is to be used by registered holders ("Holders") of 5.75% Notes due 2010 (the "Unregistered Notes") if: (i) certificates representing Unregistered Notes are to be physically delivered to Deutsche Bank Trust Company Americas (the "Exchange Agent") by such Holders;
(ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus, dated _______, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus") under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Unregistered Notes or (iii) delivery of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        In order to properly complete this Letter of Transmittal, a Holder must
(i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Unregistered Notes," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes (as defined below), check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here", (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer-- Procedures for Tendering" in the Prospectus.

        Holders of Unregistered Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        If Holders desire to tender Unregistered Notes pursuant to the Exchange Offer and (i) certificates representing such Unregistered Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Unregistered Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Unregistered Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

        A Holder having Unregistered Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such Holder desires to accept the Exchange Offer with respect to the Unregistered Notes so registered.

        THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF UNREGISTERED NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

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                               METHOD OF DELIVERY

          [] CHECK HERE IF CERTIFICATES FOR TENDERED UNRESTRICTED NOTES ARE BEING DELIVERED HEREWITH.

          [] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

               Name of Tendering Institution:

               DTC  Account Number:

               Transaction Code Number:

          [] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

               Name of Registered Holder(s):

               Window Ticket No. (if any):

               Date of Execution of Notice of Guaranteed Delivery:

               Name of Eligible Institution that Guaranteed Delivery:

               If Delivered by Book-Entry Transfer (yes or no):

               Name of Tendering Institution:

               DTC  Account Number:

               Transaction Code Number:


------------------------------------------------------------------------------

        List on the following page the Unregistered Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.

  ----------------------------------------------------------------------

  ----------------------------------------------------------------------

                        DESCRIPTION OF UNREGISTERED NOTES



                                              AGGREGATE
  NAME(S) AND ADDRESS(ES)OF                   PRINCIPAL      PRINCIPAL
           HOLDER(S)           CERTIFICATE     AMOUNT         AMOUNT
  (PLEASE FILL IN, IF BLANK)     NUMBERS*    REPRESENTED**   TENDERED

  ----------------------------------------------------------------------

  ----------------------------------------------------------------------
  ----------------------------------------------------------------------
  ----------------------------------------------------------------------
  ----------------------------------------------------------------------
                                              TOTAL PRINCIPAL AMOUNT OF
                                              UNREGISTERED NOTES
  ----------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer
  (see  below).
  ----------------------------------------------------------------------
  ** Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Unregistered Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 3.
  ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                     FOR PARTICIPATING BROKER-DEALERS ONLY:

      [ ]  CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW
           IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE 180-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY
           NOTICES FROM THE COMPANY (AS DEFINED BELOW) TO SUSPEND
           AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS UNREGISTERED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE
           EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE

                    EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

                  Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:

               Name:

               Address:

               Telephone No.:

               Facsimile No.:

------------------------------------------------------------------------------
                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
------------------------------------------------------------------------------

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated _____, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus" and, together with this Letter of Transmittal, the "Exchange Offer"), of Sun Communities Operating Limited Partnership (the "Company"), and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to exchange 5.75% Notes due 2010 (the "Exchange Notes") of the Company, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Exchange Offer, for like amounts of 5.75% Notes due 2010 (the "Unregistered Notes") of the Company.

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Unregistered Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Unregistered Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Unregistered Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Unregistered Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "Trustee"), and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Unregistered Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Unregistered Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Unregistered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Unregistered Notes tendered hereby or transfer ownership of such Unregistered Notes on the account books maintained by the Book-Entry Transfer Facility.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part at any time or from time to time in the sole discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Unregistered Notes tendered hereby and, in such event, the Unregistered Notes not exchanged will be returned to the undersigned at the address shown above.

        THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED UNREGISTERED NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED UNREGISTERED NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

        The undersigned, if the undersigned is a beneficial holder, represents that, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Unregistered Notes (the "Beneficial Owner") stating that, (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Unregistered Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes,
(iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer--Resale of the Exchange Notes" and may only sell the Exchange Notes acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Unregistered Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act) and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or is a broker-dealer who purchased Unregistered Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act.

        EACH BROKER-DEALER WHO ACQUIRED UNREGISTERED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH UNREGISTERED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN

OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

        EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS UNREGISTERED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

        The undersigned understands that tenders of the Unregistered Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Unregistered Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Exchange Offer.

        The undersigned also understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Unregistered Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that the delivery and surrender of the Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Notes be issued in the name(s) of the undersigned (or, in the case of Unregistered Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange and certificates for Exchange Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Unregistered Notes be delivered to, and certificates for Exchange Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Unregistered Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Unregistered Notes so tendered.


--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
              (TO BE COMPLETED BY ALL HOLDERS OF UNREGISTERED NOTES
               REGARDLESS OF WHETHER UNREGISTERED NOTES ARE BEING
                                   PHYSICALLY
                               DELIVERED HEREWITH)

               This Letter of Transmittal must be signed by the Holder(s) of Unregistered Notes exactly as their name(s) appear(s) on certificate(s) for Unregistered Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Unregistered Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 below.


               If the signature appearing below is not of the record holder(s) of the Unregistered Notes, then the record holder(s) must sign a valid bond power.



           X ___________________________________________

           X ____________________________________________


                  SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

           Date:                             , 2003
                ----------------------------

                                      Name(s):
                                  (PLEASE PRINT)

           Capacity:

                                      Address:
                                (INCLUDING ZIP CODE)

           Area Code and Telephone No.:

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                          MEDALLION SIGNATURE GUARANTEE
                            (SEE INSTRUCTION 4 BELOW)

    Certain Signatures Must Be Guaranteed
    by an Eligible Institution
                    (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

    (Address (Including Zip Code)
    and Telephone Number
    (Including Area Code) of Firm)

    (Authorized Signature)

    (Printed Name)

    (Title)

     Dated:                                          , 2003
           -----------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

    To be completed ONLY if certificates for Unregistered Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or certificates for Exchange Notes are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Issue: Unregistered Notes []
       Exchange Notes []
       (check as applicable)

Name:
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
          ----------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

     Credit Unregistered Notes not exchanged and delivered by book entry transfer to the Book Entry Transfer Facility account set below:

     ----------------------------------------------------------------------
                  (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

     Credit Exchange Notes to the Book Entry Transfer Facility account set below:

     ----------------------------------------------------------------------
                  (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

             To be completed ONLY if certificates for Unregistered Notes in a principal amount not accepted for exchange or certificates for Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled
       "Description of Unregistered Notes" within the Letter of Transmittal.

     Deliver: Unregistered Notes [ ]
              Exchange Notes [ ]
              check as applicable)
     Name:    -------------------------------------------------------------
                                 (PLEASE PRINT)
     Address: -------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
                                   (ZIP CODE)



--------------------------------------------------------------------------------
                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR UNREGISTERED NOTES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS.

      To tender Unregistered Notes in the Exchange Offer, physical delivery of certificates for Unregistered Notes or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Unregistered Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration
Date. Tenders of Unregistered Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR UNREGISTERED NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE

TRANSMITTED THROUGH ATOP, IS AT THE ELECTION ND RISK OF THE HOLDER TENDERING UNREGISTERED NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF UNREGISTERED NOTES WILL BE ACCEPTED. A tender will be deemed to have been received as of the date when the tendering Holder's properly completed and duly signed Letter of Transmittal accompanied by the Unregistered Notes (or book-entry confirmation) is received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE UNREGISTERED NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

     Unregistered Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order to be valid, notice of withdrawal of tendered Unregistered Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."


2.    GUARANTEED DELIVERY PROCEDURES.

      If Holders desire to tender Unregistered Notes pursuant to the Exchange Offer and (i) certificates representing such Unregistered Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Unregistered Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Unregistered Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

      Pursuant to the guaranteed delivery procedures:

         (i) such tender must be made by or through an eligible institution, as defined in the Prospectus;

         (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at the address set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the series and principal amount of Unregistered Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the Unregistered Notes (or confirmation of book-entry transfer of such Unregistered Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (iii) the Exchange Agent must have received this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees or, in the case of a book- entry transfer, an Agent's Message, together with certificates for all Unregistered Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Unregistered Notes), and any other required documents within three NYSE trading days after the date of such Notice of Guaranteed Delivery.


3. PARTIAL TENDERS.

      If less than the entire principal amount of any Unregistered Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Unregistered Notes" herein. The entire principal amount represented by the certificates for all Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Unregistered Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.



4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.


      If this Letter of Transmittal is signed by the Holder(s) of the Unregistered Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Unregistered Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Unregistered Notes.

      If any of the Unregistered Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal or any certificates for Unregistered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

      IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

      No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Unregistered Notes) and certificates for Exchange Notes or for any Unregistered Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in the Book-Entry Transfer Facility, any Unregistered Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at the Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Unregistered Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING UNREGISTERED NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Unregistered Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Unregistered Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Unregistered Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

      Endorsements on certificates for Unregistered Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

      Tendering Holders should indicate in the applicable box or boxes the name and address to which Unregistered Notes for principal amounts not tendered or not accepted for exchange or certificates for Exchange Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Unregistered Notes not tendered or not accepted for exchange will be returned, and certificates for Exchange Notes will be sent, to the Holder of the Unregistered Notes tendered.

6. TAXPAYER IDENTIFICATION NUMBER.

      Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 30% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box in Part I of the form should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 30% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

7. TRANSFER TAXES.

      The Company will pay all transfer taxes applicable to the exchange and transfer of Unregistered Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Unregistered Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Unregistered Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

8. IRREGULARITIES.

      All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Unregistered Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Unregistered Notes will not be considered valid. The Company reserves the absolute right to reject any and all tenders of Unregistered Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any of the conditions of the Exchange Offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Unregistered Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Unregistered Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Unregistered Notes and will not entitle the Holder to Exchange Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Unregistered Notes, or incur any liability to Holders for failure to give any such notice.

9. WAIVER OF CONDITIONS.

      The Company reserves the right, in its sole discretion, to amend or waive, in whole or in part and at any time or from time to time, any of the conditions to the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR UNREGISTERED NOTES.

      Any Holder whose certificates for Unregistered Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the front cover of this Letter of Transmittal for the Exchange Agent.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering Unregistered Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

                            IMPORTANT TAX INFORMATION

      Under federal income tax laws, a Holder who tenders Unregistered Notes prior to receipt of the Exchange Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments, including any Exchange Notes, made to such Holder with respect to Unregistered Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.
      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.
      If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments, including any Exchange Notes, made with respect to Unregistered Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Unregistered Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------------------
           PAYER'S NAME: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
--------------------------------------------------------------------------------------------



SUBSTITUTE          PAYEE INFORMATION
FORM W-9            (PLEASE PRINT OR TYPE)
DEPARTMENT          Individual or business name (if joint account, list first
OF                  and circle the name of person or entity whose number you
THE                 furnish in Part 1 below):
TREASURY
INTERNAL            ------------------------------------------------------------------------
REVENUE
SERVICE             Check appropriate
                    box:[] Individual/Sole proprietor [] Corporation [] Partnership [] Other

                    ------------------------------------------------------------------------
                    ADDRESS (NUMBER, STREET, AND APT. OR SUITE NO.):
REQUEST
FOR
TAXPAYER
IDENTIFICATION      ------------------------------------------------------------------------
NUMBER
AND CERTIFICATION   CITY, STATE, AND ZIP CODE:

                    ------------------------------------------------------------------------
                    PART I TAXPAYER IDENTIFICATION                  SOCIAL SECURITY NUMBER:
                            NUMBER ("TIN")
                    Enter your TIN at right. For individuals, this  ------------------------
                    is your social security number. For other           APPLIED FOR []
                    entities, it is your employer identification
                    number. Refer to the chart on page 1 of the
                    Guidelines for Certification of Taxpayer         EMPLOYER IDENTIFICATION
                    Identification Number on Substitute Form W-9            NUMBER:
                    (the "Guidelines")for further clarification.
                    If you do not have a TIN, see instructions on   ------------------------
                    how to obtain a TIN on page 2 of the
                    Guidelines, check the box at right indicating
                    that you have applied for a TIN and, in
                    addition to the Part III Certification, sign the
                    attached Certification of Awaiting Taxpayer
                    Identification Number.
                    ------------------------------------------------------------------------
                    PART II PAYEES EXEMPT FROM BACKUP WITHHOLDING
                    Check box. (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):
                    [] EXEMPT
                    ------------------------------------------------------------------------
                    PART III CERTIFICATION
                    Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification). Under penalties of perjury, I certify that:

                    1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                    2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                    3.  I am a U.S. person (including a U.S. resident alien).

                    SIGNATURE:   DATE:
                                      ------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE
           BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payer within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payer within 60 days, the payer is required to withhold 30% of all reportable payments thereafter to me until I furnish the payer with a TIN.

      ----------------------------        ------------------------------

              SIGNATURE                              DATE

--------------------------------------------------------------------------------